Report of Independent Registered Public Accounting Firm


To the Shareholders
and Board of Directors of
Federated Total Return Series, Inc.:

In planning and performing
our audits of the financial
statements of Federated Mortgage
Fund and Federated Ultrashort
Bond Fund (collectively, the ?Funds?),
two of the
portfolios constituting Federated
Total Return Series, Inc., as of
 and for the year ended
September 30, 2009, in accordance
 with the standards of the Public
Company Accounting
Oversight Board (United States),
we considered the Funds?
internal control over financial
reporting, including controls
 over safeguarding securities,
as a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, but not for the purpose
of
expressing an opinion on the
effectiveness of the Funds?
internal control over financial
reporting.  Accordingly,
we express no such opinion.

The management of the Funds is
responsible for establishing
and maintaining effective
internal control over financial
reporting.  In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs
of controls. A company?s
internal control over financial
reporting is a process designed to
provide reasonable assurance
 regarding the reliability of
 financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A company?s internal control
over financial reporting
includes those policies and
procedures that (1) pertain to
the maintenance of records that,
in reasonable detail, accurately
and fairly reflect the transactions
and dispositions of the
assets of the company; (2)
provide reasonable assurance
that transactions are recorded as
necessary to permit preparation
of financial statements in
accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the company are
being made only in accordance
with authorizations of management
and directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use
or disposition of a company?s
assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not
prevent or detect misstatements.
Also, projections of any evaluation
of effectiveness to
future periods are subject to the
risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists when
the design or
operation of a control does not
allow management or employees,
in the normal course of
performing their assigned functions,
 to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
 or a combination of deficiencies,
in internal control
over financial reporting, such that
there is a reasonable possibility
that a material
misstatement of the Fund?s annual
or interim financial statements
will not be prevented
or detected on a timely basis.

Our consideration of the Funds?
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
 that might be significant
deficiencies or material
weaknesses under standards
 established by the Public
Company Accounting Oversight
Board (United States).

However, we noted no deficiencies
 in the Funds? internal control
over financial reporting
and its operation, including
controls for safeguarding
securities that we consider to
be a
material weakness as defined
above as of September 30, 2009.

This report is intended solely
for the information and use of
management and the Board
of Directors of the Funds and
the Securities and Exchange
Commission and is not
intended to be and should not
be used by anyone other than
these specified parties.



								ERNST & YOUNG LLP


Boston, Massachusetts
November 24, 2009